UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2011

CASABLANCA MINING LTD.

(Name of small business issuer specified in its charter)

Nevada	000-53558	80-0214005
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

9880 Magnolia Ave. Suite 176

Santee, CA 92071

(Address of principal executive offices)

(former name or former address, if changed since last report)

619-717-8047

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 16, 2011, Casablanca Mining Ltd. (the “Company”) entered into an Exchange Agreement with Juan Carlos Camus Villegas (“Mr. Camus”) pursuant to which that certain convertible promissory note in a principal amount of $1,087,000 issued by the Company to Mr. Camus on December 31, 2010 (the “Original Note”) was cancelled in exchange for $130,000 in cash, 2,000,000 shares of common stock of the Company, and a new non-convertible promissory note (the “New Promissory Note”).

The New Promissory Note is for a principal amount of $1,000,000, and bears interest at a rate of 10% per annum, payable monthly in arrears. Principal and accrued and unpaid interest shall be due and payable on November 1, 2012, provided however that the loan will become payable immediately upon demand by Mr. Camus following certain events, including the Company’s insolvency, bankruptcy, or general assignment for the benefit of creditors and Mr. Camus no longer being a director of the Company (unless Mr. Camus is not a director because of his voluntary resignation as a director).

In connection with the Exchange Agreement, Zirk Englebrecht, Angelique de Maison, and Thomas Ronk entered into an agreement with Mr. Camus pursuant to which they agreed to vote, until December 31, 2013, an aggregate of 10,500,000 of their shares of common stock as directed by Mr. Camus on all matters submitted to the stockholders. Ms. de Maison and Mr. Ronk are directors of the Company, and Mr. Englebrecht is a director and President of the Company.

Mr. Camus is Chief Executive Officer of the Company and a member of the Company’s Board of Directors of the Company. In addition, as of the date of the Exchange Agreement, Mr. Camus was beneficial owner of 39% of the Company’s outstanding Common Stock.

ITEM 2.03 CREATION OF A Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the information provided under item 1.01 of this Report, which is incorporated herein by this reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Reference is made to the information provided under item 1.01 of this Report, which is incorporated herein by this reference. All issuances of the Company’s securities pursuant to the above have been made in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended. The acquirer is an accredited investor, no general solicitation or advertising was used in connection with the sale of the securities, and the Company has imposed appropriate limitations on resales.  There was no underwriter involved.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit	Description

4.1	Promissory Note, dated August 16, 2011, issued by Casablanca Mining Ltd. in favor of Juan Carlos Camus Villegas
10.1	Exchange Agreement, dated August 16, 2011, between Casablanca Mining Ltd. and Juan Carlos Camus Villegas
99.1	Press release dated August 19,2011, issued by Casablanca Mining Ltd

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2011	CASABLANCA MINING LTD. By: /s/ Trisha Malone Trisha Malone Chief Financial Officer

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